SECOND AMENDMENT AND WAIVER
                           ---------------------------


                  SECOND AMENDMENT AND WAIVER (this "Amendment"), dated as of July 29, 1999, among OMNIQUIP INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and Co-Arranger (the "Syndication Agent") and FIRST UNION NATIONAL BANK, as Administrative Agent and Co-Arranger (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, the Borrower, the Banks, Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 17, 1997 and amended and restated as of February 26, 1999 (as amended to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested, and the Banks party hereto are willing (subject to the terms and conditions hereof) to grant the waivers set forth herein and (ii) the Borrower and the Banks wish to amend and modify the Credit Agreement and the Pledge Agreement as provided herein;

                  NOW, THEREFORE, it is agreed:

I.   Amendments and Modifications:

                  1. Section 9.05(x) of the Credit Agreement is hereby amended by deleting the reference to "$2,000,000" contained therein and inserting the amount "$1,000,000" in lieu thereof.

                  2. Notwithstanding anything to the contrary contained in the Pledge Agreement, no Pledgor (as defined in the Pledge Agreement) shall be required to pledge, and the term "Stock" contained in Section 2 of the Pledge Agreement shall not include, any capital stock, or warrants and options to purchase any such capital stock, of Libra Compact Technologies S.A., a company formed and organized under the laws of the Republic of San Marino ("Libra").


II.  Waivers:

                  1. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement prior to the Second Amendment Effective Date (as defined below) solely as a result of the Borrower failing to comply with Section 3.2 of the Pledge Agreement in respect of the Borrower's ownership interest in Libra.

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                                                                          Page 2

                  2. The Banks hereby waive, until the 30th day from the Second Amendment Effective Date, any Default or Event of Default that may have arisen under the Credit Agreement solely as a result of the Borrower failing to comply with Section 3.2 of the Pledge Agreement in respect of the Borrower's ownership interest in Omniquip U.K. Limited, a company formed and organized under the laws of England and Wales ("Omniquip UK"), provided that, in any event, the Borrower shall be required to comply with Section 3.2 of the Pledge Agreement in respect of its ownership interest in Omniquip UK by the 30th day following the Second Amendment Effective Date and any failure to so comply by such date shall constitute an immediate Event of Default.


III.  Miscellaneous:

                  1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date, after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all respects on the Second Amendment Effective Date, after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Agents.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Administrative Agent and the Syndication Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

                  6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement and the Pledge Agreement shall be deemed to be references to such Credit Document as amended hereby.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    OMNIQUIP INTERNATIONAL, INC.


                                    By /s/ Thomas Breslin
                                       -----------------------------------------
                                       Title: Vice President Finance &
                                              Chief Financial Officer


                                    FIRST UNION NATIONAL BANK,
                                      Individually and as Administrative Agent and Co-Arranger


                                    By /s/ George L. Woolsey
                                       -----------------------------------------
                                       Title: Vice President


                                    MORGAN STANLEY SENIOR
                                    FUNDING, INC., Individually and as
                                      Syndication Agent and Co-Arranger


                                    By /s/ T. Morgan Edwards II
                                       -----------------------------------------
                                       Title: Vice President


                                    BANK OF SCOTLAND



                                    By /s/ Annie Glynn
                                       -----------------------------------------
                                       Title: Senior Vice President


                                    CREDIT AGRICOLE INDOSUEZ


                                    By
                                       -----------------------------------------
                                       Title:


                                    FIRST BANK


                                    By /s/ Bruce G. Forster
                                       -----------------------------------------
                                       Title: Assistant Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By /s/ Lisa Whatley
                                       -----------------------------------------
                                       Title: Vice President


                                    FIRSTAR BANK MILWAUKEE, N.A.


                                    By /s/ Jeffrey J. Janza
                                       -----------------------------------------
                                       Title: Vice President


                                    FLEET CAPITAL CORPORATION


                                    By /s/ Brian Conole
                                       -----------------------------------------
                                       Title: Senior Vice President


                                    THE FUJI BANK, LIMITED


                                    By /s/ Peter L. Chinnici
                                       -----------------------------------------
                                       Title: Senior Vice President &
                                              Group Head


                                    HARRIS TRUST AND SAVINGS BANK


                                    By /s/ George M. Dluby
                                       -----------------------------------------
                                       Title: Vice President


                                    M&I MARSHALL AND ILSLEY BANK


                                    By /s/ Kathleen T. Coleman
                                       -----------------------------------------
                                       Title: Vice President


                                    THE MITSUBISHI TRUST AND
                                      BANKING CORPORATION


                                    By
                                       -----------------------------------------
                                       Title:

                                    NATIONAL CITY BANK


                                    By /s/ Barry C. Robinson
                                       -----------------------------------------
                                       Title: Vice President


                                    WACHOVIA BANK, N.A.


                                    By /s/ Henry H. Hagan
                                       -----------------------------------------
                                       Title: Senior Vice President


                                    RZB FINANCE LLC


                                    By /s/ John A. Valiska
                                       -----------------------------------------
                                       Title: Vice President


                                    By /s/ Christopher Hoedl
                                       -----------------------------------------
                                       Title: Assistant Vice President


                                    BANK LEUMI USA, CHICAGO BRANCH


                                    By /s/ Timothy A. Fossa
                                       -----------------------------------------
                                       Title: Vice President